                                                                  EXHIBIT 10.25

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of the 1st day of March, 1997, among BILLING INFORMATION CONCEPTS, INC., a Delaware corporation ("Borrower" ); BILLING INFORMATION CONCEPTS CORP., a Delaware corporation ("Parent Company"); ENHANCED SERVICES BILLING, INC., a Delaware corporation ("ESBI") (Parent Company and ESBI, collectively, the "Guarantors"); and THE FROST NATIONAL BANK, a national banking association, individually, as the Issuing Bank and as the Agent, THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association, individually, and each of the lenders which becomes a party to the Credit Agreement as provided in Section 10.7 thereof (individually, a "Bank" and collectively, the "Banks").

                                    RECITALS

         A. Borrower, Parent Company, the Agent, the Issuing Bank and the Banks have heretofore entered into the Credit Agreement dated as of December 20, 1996 (as amended, modified, restated and supplemented from time to time, the "Credit Agreement").

         B. Borrower, Parent Company and the Banks desire to amend the Credit Agreement to increase the amount which Borrower may loan to its customers pursuant to Advanced Payment Agreements.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good, fair and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the terms and provisions of the Original Credit Agreement are amended and restated as follows:

         1. Defined Terms and Related Matters.

            (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.

         2. Amendments. Section 6.5(viii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(viii) loans to customers of Borrower in the ordinary course of business other than pursuant to Advanced Payment Agreements not exceeding $1,000,000 in the aggregate at any time; and"


         3. In order to induce the Agent, the Issuing Bank and the Banks to enter into this Amendment, Borrower and Parent Company hereby represent and warrant to the Agent, the Issuing Bank and the Banks that, as of the date of this Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document to which it is a party are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Default or Event of Default has occurred and is continuing, and
(c) no event has occurred since the date of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement that has caused a Material Adverse Effect.

         4. Borrower hereby acknowledges and agrees that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

         5. ESBI covenants and agrees that, as to the Affiliate Guaranty executed and delivered by ESBI in favor of the Banks as part of the Security Documents, such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Affiliate Guaranty).

         6. Parent Company covenants and agrees that, as to the Parent Guaranty executed and delivered by Parent Company in favor of the Banks as part of the Security Documents, such Parent Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Parent Guaranty).

         7. As to each Security Document executed in favor of the Banks, Borrower hereby ratifies and confirms the liens and security interests of the Banks in and to all collateral covered by each such Security Document to which Borrower is a party as security for the prompt and full payment and performance of the obligations secured by each such Security Document. In furtherance of the foregoing, all liens and security interests of each such Security Document (which are hereby acknowledged to be valid and subsisting) are hereby carried forward, continued, extended, modified and renewed to secure the prompt and full payment and performance of the obligations secured by each such Security Document.

         8. Each Loan Document is hereby amended and modified to the extent necessary to give full force and effect to the terms of this Amendment, and each such Loan Document shall hereafter be construed and interpreted after giving full force and effect to the terms of this Amendment. As amended, modified and supplemented pursuant to this Amendment, Borrower, Parent Company and ESBI hereby ratify, confirm and restate each Loan Document to which it is a party and agrees that each such Loan Document shall continue in full force and effect. Each of the Loan Documents now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, or as further evidence of or security for or in connection with the Credit Agreement, as amended hereby, is hereby amended to the extent necessary so that any reference in any such documents, instruments or agreements to the Credit Agreement shall be a reference to the Credit Agreement, as amended hereby.

         9. In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

         10. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

         11. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

         12. This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that neither Borrower nor Parent Company nor ESBI nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

         13. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         14. This Amendment constitutes a Loan Document.

         15. Upon execution of this Amendment by the Banks, Borrower, Parent Company and ESBI shall deliver to the Agent, in form and substance satisfactory to the Agent, the certificates and documents described on Annex A.

                           [signatures on next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                                  BORROWER:

                                  BILLING INFORMATION CONCEPTS, INC.


                                  By:         /s/ Kelly E. Simmons
                                     ------------------------------------------
                                  Name:       Kelly E. Simmons
                                       ----------------------------------------
                                  Title:      Senior Vice President and CFO
                                        ---------------------------------------

                                  PARENT COMPANY:

                                  BILLING INFORMATION CONCEPTS CORP.


                                  By:         /s/ Kelly E. Simmons
                                     ------------------------------------------
                                  Name:       Kelly E. Simmons
                                       ----------------------------------------
                                  Title:      Senior Vice President and CFO


                                  GUARANTORS:

                                  ENHANCES SERVICES BILLING, INC.



                                  By:         /s/ Kelly E. Simmons
                                     ------------------------------------------
                                  Name:       Kelly E. Simmons
                                       ----------------------------------------
                                  Title:      Senior Vice President and CFO
                                        ---------------------------------------

                                  BILLING INFORMATION CONCEPTS CORP.


                                  By:         /s/ Kelly E. Simmons
                                     ------------------------------------------
                                  Name:       Kelly E. Simmons
                                       ----------------------------------------
                                  Title:      Senior Vice President and CFO
                                        ---------------------------------------

                    [signatures continued on following page]

                                       BANKS:

                                       THE FROST NATIONAL BANK
                                       Individually, as the Issuing Bank and as the Agent


                                       By:        /s/ Gregg M. Chinn
                                          -------------------------------------
                                       Name:      Gregg M. Chinn
                                            -----------------------------------
                                       Title:     Vice President
                                             ----------------------------------

                                       THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                                       By:        /s/ Steven A. Linton
                                          -------------------------------------
                                       Name:      Steven A. Linton
                                            -----------------------------------
                                       Title:     Assistant Vice President
                                             ----------------------------------

                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 29th day of September, 1998, among BILLING CONCEPTS, INC., a Delaware corporation, formerly known as BILLING INFORMATION CONCEPTS, INC. ("Borrower"); BILLING CONCEPTS CORP., a Delaware corporation, formerly known as BILLING INFORMATION CONCEPTS CORP. ("Parent Company"); ENHANCED SERVICES BILLING, INC., a Delaware corporation ("ESBI"); BILLING CONCEPTS SYSTEMS, INC., a Delaware corporation, formerly known as COMPUTER RESOURCES MANAGEMENT, INC. ("BCSI") (Parent Company, ESBI and BCSI, collectively, the "Guarantors"); and THE FROST NATIONAL BANK, a national banking association, individually, as the Issuing Bank and as the Agent, NATIONSBANK, N.A., a national banking association, successor to THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, individually, and each of the lenders which becomes a party to the Credit Agreement as provided in Section 10.7 thereof (individually, a "Bank" and collectively, the "Banks").

                                    RECITALS

         A. Borrower, Parent Company, the Agent, the Issuing Bank and the Banks have heretofore entered into the Credit Agreement dated as of December 20, 1996 (as amended, modified, restated and supplemented from time to time, the "Credit Agreement").

         B. Borrower, Parent Company and the Banks desire to amend the Credit Agreement to increase the maximum amounts of Consolidated Capital Expenditures permitted during the Fiscal Years ending September 30, 1998 and thereafter.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good, fair and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the terms and provisions of the Credit Agreement are amended and restated as follows:

         1. Defined Terms and Related Matters.

            (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Second Amendment shall refer to this Second Amendment as a whole and not to any particular provision of this Second Amendment.

         2. Amendments. Section 6.1(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "(c) Consolidated Capital Expenditures to exceed (i)
            $20,000,000 for the Fiscal Year ending September 30, 1997, (ii) $10,000,000 for the Fiscal Year ending September 30, 1998, (iii) $15,000,000 for the Fiscal Year ending September 30, 1999 or (iv) $5,000,000 for any Fiscal Year ending September 30, 2000 or thereafter."

         3. In order to induce the Agent, the Issuing Bank and the Banks to enter into this Second Amendment, Borrower and Parent Company hereby represent and warrant to the Agent, the Issuing Bank and the Banks that, as of the date of this Second Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document to which it is a party are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Default or Event of Default has occurred and is continuing, and
(c) no event has occurred since the date of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement that has caused a Material Adverse Effect.

         4. Borrower hereby acknowledges and agrees that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

         5. ESBI covenants and agrees that, as to the Affiliate Guaranty executed and delivered by ESBI in favor of the Banks as part of the Security Documents, such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Affiliate Guaranty).

         6. BCSI covenants and agrees that, as to the Affiliate Guaranty executed and delivered by BCSI in favor of the Banks as part of the Security Documents, such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Affiliate Guaranty).

         7. Parent Company covenants and agrees that, as to the Parent Guaranty executed and delivered by Parent Company in favor of the Banks as part of the Security Documents, such Parent Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Parent Guaranty).

         8. As to each Security Document executed in favor of the Banks, Borrower hereby ratifies and confirms the liens and security interests of the Banks in and to all collateral covered by each such Security Document to which Borrower is a party as security for the prompt and full payment and performance of the obligations secured by each such Security Document. In furtherance of the foregoing, all liens and security interests of each such Security Document (which are hereby acknowledged to be valid and subsisting) are hereby carried forward, continued, extended, modified and renewed to secure the prompt and full payment and performance of the obligations secured by each such Security Document.

         9. Each Loan Document is hereby amended and modified to the extent necessary to give full force and effect to the terms of this Second Amendment, and each such Loan Document shall hereafter be construed and interpreted after giving full force and effect to the terms of this Second Amendment. As amended, modified and supplemented pursuant to this

Second Amendment, Borrower, Parent Company, ESBI and BCSI hereby ratify, confirm and restate each Loan Document to which it is a party and agrees that each such Loan Document shall continue in full force and effect. Each of the Loan Documents now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, or as further evidence of or security for or in connection with the Credit Agreement, as amended hereby, is hereby amended to the extent necessary so that any reference in any such documents, instruments or agreements to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby.

         10. In the event that any one or more of the provisions contained in this Second Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Second Amendment shall not be impaired in any way.

         11. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

         12. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Second Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Second Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

         13. This Second Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that neither Borrower nor Parent Company nor ESBI nor BCSI nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

         14. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         15. This Second Amendment constitutes a Loan Document.

         16. Upon execution of this Second Amendment by the Banks, Borrower, Parent Company, ESBI and BCSI shall deliver to the Agent, in form and substance satisfactory to the Agent, the certificates and documents described on Annex A.


                           [signatures on next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                   BORROWER:

                   BILLING CONCEPTS, INC.


                   By:       /s/ Kelly E. Simmons
                      ---------------------------------------------------------
                   Name:     Kelly E. Simmons
                        -------------------------------------------------------
                   Title:   Executive Vice President & Chief Financial Officer
                         ------------------------------------------------------

                   PARENT COMPANY:

                   BILLING CONCEPTS CORP.


                   By:      /s/ Kelly E. Simmons
                      ---------------------------------------------------------
                   Name:    Kelly E. Simmons
                        -------------------------------------------------------
                   Title:   Executive Vice President & Chief Financial Officer
                         ------------------------------------------------------


                   GUARANTORS:

                   ENHANCED SERVICES BILLING, INC.


                   By:      /s/ Kelly E. Simmons
                      ---------------------------------------------------------
                   Name:    Kelly E. Simmons
                        -------------------------------------------------------
                   Title:   Executive Vice President & Chief Financial Officer
                         ------------------------------------------------------

                   BILLING CONCEPTS CORP.


                   By:       /s/ Kelly E. Simmons
                      ---------------------------------------------------------
                   Name:     Kelly E. Simmons
                        -------------------------------------------------------
                   Title:    Executive Vice President & Chief Financial Officer
                         ------------------------------------------------------

                   BILLING CONCEPTS SYSTEMS, INC.


                   By:       /s/ Kelly E. Simmons
                      ---------------------------------------------------------
                   Name:     Kelly E. Simmons
                        -------------------------------------------------------
                   Title:    Executive Vice President & Chief Financial Officer
                         ------------------------------------------------------


                    [signatures continued on following page]

                   BANKS:

                   THE FROST NATIONAL BANK
                   Individually, as the Issuing Bank and as the Agent


                   By:      /s/ Gregg M. Chinn
                      ---------------------------------------------------------
                        Gregg M. Chinn, Vice President


                   NATIONSBANK, N.A., successor to
                   THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                   By:      /s/ Steven A. Linton
                      ---------------------------------------------------------
                        Steven A. Linton, Assistant Vice President